Exhibit 10.12

EXIDBIT A Non-Competition, Non-Solicitation, Co nfidentiality and Assignment Agreement In consideration and as a condition of my employment by Scholar Rock LLC, a Delaware limited l iability company (along with its Affil i ates the "Company"), I hereby agree as follows: I. P•·oprietary Information . I agree that all Compa ny and use m y best efforts to prevent the information, w hether or not in writing, whether or not disclosed before or after I was first employed by the Company, concerning the Company's business, technology, business relationships or financial affairs that the Company has not released to th e general publ ic (collectively, "Proprieta1y Information"), and all tangible embod im ents thereof, are and wi ll be the exclusive property of the Company. By way of illustration, Proprietary Information may include information or material that has not been made generally available tothe pu blic,such as: (a) corporate information, including plans, strategies, unauthorized disclosure of all Proprietary information. I will del iver to the Company all copies and other tangi ble embodiments of Proprietary Information in my possession or control upon the earlier of a request by the Company or term ination of my em ployment. 3. Rights of Others. I understand that the Com pany is now a nd may hereafter be subject to non-disclosure or confidentiality agreements w ith third persons which require the Com pany to protect or refrain from use of proprietary information. I agree to be bound by the terms of such agreements i n the event I have access to such proprietary information. methods, poli cies, resolutions, notes, email correspondence, n egotiations or l itigation; (b) marketinginformation, methods, customer identities about customers, prospect including strategies, or other information identities or other 4. Commitment to Company; Avoidance of Conflict of Interest.While an employee of the information about prospects, or market anal yses or projections; (c)financial information, including cost and performance data, debt arrangements, equity structure, investors and holdings, purchasing and sal es data and price lists; and (d) operational and Company, I will devote my full-time efforts to the Company's business and I will not engage in any other business activ ity that conflicts with my duties to the Com pany. I will ad vise the president of the Company or his or her nominee at such ti me as any activity of either the Company or another busi ness presents me with a conflict of i nterest or the appearance of a conflict of i nterest as an employee of the Company. I wi ll take whatever action is requested of me by the Company to resolve any conflict or appea rance of conflict which it finds to exist. technological information, includ ing plans, specifications, manuals, forms, templates, software, des igns, m ethods, procedures, formulas, discoveries, inventions, improvements, biological or chemical materials, concepts and ideas; a nd (e) personnel information, including person nel lists, reporting or organizational structu re, resumes, personnel data, compensation structu re, performance evaluations and termination arrangements or documents. Proprietary 5. Developments. I hereby assign and transfer Inform ation ( I ) inform ation Company from includes, without limitation, and, to the extent a ny such assignment cannot be made at presen t, wi ll assign and tra nsfer, to the Company and its successors a nd ass igns, all my right, title and interest in and to all Developments that: (a) are created , developed, made, conceived or reduced to practice by me (alone or jointly w ith receivedin confidence by the its customers or suppliers or other th i rd parties, and (2) all biological or chemical materials and other tangible embodiments of the Proprietary Inform ati o n. others) or under my direction 2. Recognition of Company's Rights. I wi ll (collectively, "conceived") during the period of m y employment a nd six (6) months thereafter and that relate to the bus iness of the Compa ny or to products, methods or serv ices bei ng researched, developed, manufactured or sold by the Company; or (b) result from tasks assigned to m e by th e Compa ny; or (c) result from the use of premises, Proprietary Informati on or personal property (whether tangible or not, at any time, without the Company's prior written permission, either during or after my employment, d isclose or transfer an y Propri etary Information to anyone outside of the Compan y, or use or permit to be used a n y Proprietary Information for any purpose other than the performance of my duties as an employee of the Com pan y. I will cooperate with the

NON-COMPETITION, NON-SOLICITATION, CONFI DENTI ALITY AND ASSIGNMENT AGREEMENT intangible) owned , licensed or leased by the I understand that to the extent this Agreement is required to be construed in accordance with the l aws of an y state which precludes a requirement in an employee agreement to assign certain classes of inventions made by a n employee, this Section 5 w ill be interpreted not to apply to any invention which a court rules and/or the Company agrees falls with in such classes. Com pany (collectively, "Com pan y-Related Developments"), and all patent rights, tradema rks, copyrights and other intellectual property rights in all countries and territories worldwide claiming, covering or otherwise arising from or pertaining to Company-Related Developments (collectively, "Intellectual Property Rights"). I further agree that "Compa ny-Related Developments" include, without limitation, all Developments that (i) were conceived by me before my employment, (i i) relate to the business of the Compan y or to products, methods or services being researched, developed, manufact ured or sold by the Compa n y, and (iii) were not subject to an obligation to assign to another entity when conceived. I will make full and prompt disclosure to the Company of all Company-Related Developments, as well as all other Developments conceived by me during the peri od of my employment and six (6) 6. Documents and Other Materials. I will keep and maintain adequate and current records of all Proprieta ryInformation andCompan y-Related Developm ents conceived by me, which records wi ll be available to and remain the sole property of the Compan y at all times. All files, letters, notes, memoranda, reports, records, data, sketches, drawings, notebooks, layouts, charts, quotations and proposals, specification sheets, program listings, blueprints, model s, prototy pes, materials or other written, photographic or other tangible material containing or embodyi ng Proprietary Inform ation, whether created by me or others, wh ich come into m y custody or possession, a re the exclusive property of the Com pany to be used by m e only in the performance of my duties for the Company. ln the event of the termination of my employment for any reason , I will deliver to the Company all of the foregoing, and all other m aterials of any nature pertaining to the Proprietary Information of the ompa ny and _to m y work, and w ill not take or keep m my possessiOn any of the foregoing or any copies. Any property situated on the Compan y's premises and owned by the Company, including laboratory space, computers, disks and other storage media, filing cabinets or other work areas, is subject to inspection by the Company at any time w ith or without notice. months thereafter. I acknow ledge that all work performed by me as a n employee of the Company is on a "work for hire" basis. I hereby waive all claims to any moral rights or other special rights which I may have or accrue in any Com pany-Related Developments. "Developments" mean inventions, discoveries, design s, developments,methods, modifications, improvements, processes, biological or chemical materi als, algorithms, data bases, computer programs, formulae, techniques, trade secrets, graphics or images, audio or v isual works, and other works of authorship. To preclude any possible uncertainty, I have set forth on Appendix A attached hereto a complete list of Developments conceived by me before my employm ent that are not Company-Related Developments ("Prior Inventions"). I have also listed on Appendix A all patent rights of wh ich I am an inventor, other than those contained within Intellectual Property Rights ("Other Patent Rights"). If no such disclosure is attached, I represent that there are no Prior In ventions or Other Patent Rights. If, in the course of my employment with the Company, I incorporate a Prior In vention into a Company prod uct, process or resea rch or developm ent program or other work done for th e Company, l hereby gra nt to the Company a nonexclusive, royalty-fi·ee, fully paid-up, irrevocable, perpetual, worldwide license (w ith the full right to sublicense through multiple tiers) to make, have made, modify, use, offer for sale, 7. Enforcement of Intellectual Property Rights. I will cooperate fully with the Company, both during a nd after my employment w ith the Compa ny, with respect to the procurement, m intenance and enforcement of Intellectual Property R1ghts, as well as all other patent rights, trademarks, copy rights and oth er intellectual property rights in all countries and territories worldwide owned by or licensed to the Com pany. I w ill sign, both during a nd after the term of th is Agreem ent, a ll papers, including copyright applications, patent applications, priority rights, Com pan y may declarations, oaths, assignments of and powers of attorney, which the import and sell such Prior Invention. deem necessary or desirable in order to protect its rights and interests in any Company-Related Development or Intellectual Property Rights. If the Compan y is unable, after reasonabl e effort, to secure Notwithstanding the foregoing, I wi ll not incorporate, or permit to be incorporated , Prior Inventions in any Company-Related Development w ithout the Compa ny's prior written consent. y si gnature on any such papers, I hereby Irrevocabl y designate and a ppoint each officer of the

NON-COMPETITION, NON-SOLICITATION, CONFIDENTIALITY AND ASSIGNMENT AGREEMENT Com pany as my agent and attorney-in-fact to execute any such papers on my behalf, and to take any and all actions as the Company may deem necessary or desirable in order to protect its rights and interests in the same. such agreements or regarding the confidential nature of such work. 1 agree to comply with any such obligations or restrictions upon the direction of the Company. tn addition to the rights assigned under Section 5, I also assign to the Compan y (or any of its nominees) all rights which I have or acquired in a ny Developments, fu ll title to which is required to be in the United States under any contract between the Company and the United States or any of its agencies. 8. Non-Competition and Non-Solicitation. ln order to protect the Company's Proprietary Information and good wi ll, du ring my employment and for a period of twelve (12) m onths following the termination of m y employment for any reason (the "Restricted Per iod"), I wi ll not directl y or indirectly, whether as owner, partner, shareholder, director, consultan t, agent, employee, co-ventu rer or otherwise, engage, participate or invest in a ny business activity a nywhere in the world that develops, manufactures or markets prod ucts or services in the Compan y's Field of Business (as defined below), or that develops or m an ufactu res any products, or performs any services, that are otherwise competitive with the products or services of the Company, or products or ser vices that the Compan y has under developm ent or that were the subject of active plann ing during the last twelve (12) months of my em ployment; provided that this wi ll not proh i bit any possible investment in publicly traded stock of a compa ny representing less than one percent of the stock of such compa ny. ln addition, during the Restricted Period, I will not, directly or indirectl y, i n any manner, other than for the benefit of the Com pa ny, (a) call upon, solicit, d i vert or take away an y of the customers, business or prospective custom ers of the Company or any of its suppliers, and /or (b) sol icit, entice or attempt to persuade any other employee or consul tan t of the Company to leave the services of the Compa ny for any reason . I acknow ledge and agree that if 1 v i olate an y of the provisions of this Section 8, the running of the Restricted Period wi ll be extended by the time during which I engage in such violation(s). For purposes of this Section, the Company 's Field of Business wi ll mea n research, discovery, design, manufacture, 10. Prior Agreements. I hereby represent that, except as I have fu lly disclosed previously in writing to the Compa ny, I am not bound by t he terms of any agreement with any previous employer or other party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of my employment with the Company or to refrai n from competing, d irectl y or ind i rectly, w ith the business of such previous employer or any other party. l fu rther represent that m y performance of all the terms of this Agreement as an em ployee of the Company does not a nd w ill not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me in confidence or i n trust prior to my employment with the Company. I w ill not disclose to the Compan y or induce the Company to use an y confidential or proprietary information or materi al belonging to a ny prev ious em ployer or others. 11 . Remedies Upon Breach . I understand that the restrictions contai ned in th is Agreement a re necessary for the protection of the business a nd goodwi ll of the Com pa ny and I consider them to be reasonable for such purpose. Any breach of this Agreement is l i kel y to cause the Company substantia l and irrevocable da mage and therefore, in the event of such breach, the Company, in add ition to such other remedies wh ich may be avai lable, w ill be entitled to specific performance and other injunctive relief. 12. Use of Voice, Image and Likeness. I give clinical development, seeking of regulatory the Company permission to use my voice, image or likeness, with or without using my name, for the purposes of advertisi ng and promoting the Company, or for other purposes deemed appropriate by the Company in its reasonable discretion, except to the extent expressl y prohibited by law. approvals, m arketi ng and/or commerci alization of (i) anti bodies, (i i) antigens or (iii) engineered protein-or amino acid-based agents for all uses and indications in humans or animals that act th rough modulation (incl uding either as agonists or a ntagonists) of the acti v ity of protein growth factors belonging to the Transforming Growth Factor-superfamily. 1 3. Publications a nd Public Statements. I w ill 9. Government Contracts. 1 acknowledge obtain the Company's written approval before publishing or submitting for publ ication any material that relates to my work at the Company and/or incorporates any Proprietary information. To ensu re that the Company del ivers a consistent message abou t its products, services and operations to the public, that the Com pan y may have from time to time agreements with other persons or with the United States Governm en t or its agencies which im pose obligations or restrictions on the Company regarding inventions m ade during the cou rse of work under

NON-COMPETITION, NON-SOLICITATION, CONFIDENTIALITY AND ASSIGNMENT AGREEMENT and further in recognition that even positive statements may have a detrimen ta l effect on the Com pany in certain securities transactions and other contexts, any sta tement about the Company w hich I create, publish or post during m y peri od of employ ment and for six (6) mon ths thereafter, on an y media accessible by the pu blic, including but n ot lim ited to electronic bulletin boards and Internet based chat rooms, must first be reviewed a nd approved by an officer of the Com pa ny before it is released in the public domain. of th is Agreement to any prospective em ployer, partner or co-ven turer prior to enteri ng i nto a business relationsh i p with such person or entity, and (i i) notifY the Com pany of any such busi ness relationship. 1 8. Severa bility.In case any provisions (or portions thereof) con tai ned in th is Agreement wi ll, for an y reason, be held i n val id, illega l or unenforceable i n a ny respect, such in val idity, illegality or u nenforceabi lity will not affect the other prov isions of t his Agreement, and th is Agreement wi ll be construed as if such in val id, i llegal or unenforceable provision had never been con ta in ed 1 4. No Employment Obligation. I u nderstand that this Agreem en t does not create an obligation on the Company or a n y other person to continue my empl oym ent. I acknowledge that, subject to the terms of the Letter Agreemen t to which th is Agreemen t is attached as Exhi bit A, m y em ploymen t with the Com pany is at w ill a nd therefore m ay be terminated by the Compa ny or me a t a ny time and for an y reason . herein. If, moreover, any one or more of the provisions con tained i n this Agreemen t will for a ny reason be held to be excessivel y broad as to duration, geographical scope, acti vity or subject, it will be construed by l imiti ng and red ucing it, so as to be enforceable to the extent compati ble w ith the applicable law as it will then a ppea r. 1 9. Entire Agreement. This Agreem ent 1 5. Survival and Assignment by the constitu tes the en ti re and on ly agreement between the Com pan y and me respecting the subject matter hereof, and su persedes all prior agreements and Compan y. I understand that my obl igations u nder this Agreement w ill conti nue i n accordance w ith its express terms rega rd less of any changes in m y title, position, duties, sa lary, compen sation or ben efits or other term s and conditions of em pl oymen t. I further u nderstand that my obligations under this Agreemen t will con tin ue following the term ination of m y employ ment regard less of the ma nner of such termination and will be binding upon my heirs, execu tors and administrators. The Compa ny will understandings, oralor wr itten,between u s concern i ng such subject matter. No modification, amendm ent, waiver or termi nation of th is Agreement or of a ny prov ision hereof w i ll be binding u n less made in writing and signed by a n a uthorized officer of the Compan y. Fail ure of the Com pany to i nsist upon strict comp liance with any of the terms, covenan ts or cond itions hereof w i ll not be deemed a wai ver of such terms, covenan ts or cond itions. 20. Interpretation. This Agreement w il l be deem ed to be m ade and en tered into i n t he Common wealth of Massach usetts, and w ill i n all respects be interpreted, enforced and governed under the laws of the Common weal th of Massach usetts. I hereby agree to consent to personal jurisdiction of the state a nd federa l courts situated w ithin Suffol k Coun ty, Massach usetts for purposes of enforci ng th is Agreemen t, and waive any objection that I might have to personal jurisd iction or venue in those cou rts. As used in t h is Agreement, "includ i ng" means "including but not l im ited to". have the right to assign Affili ates, successors and consen t to be bound by th is Agreement to its assigns. I expressl y the prov isions of this Agreem ent for the benefit of th e Company or an y paren t, su bsidiary or Affiliate to whose employ I may be tra nsferred Agreem ent be transfer. withou t the necessity that th is re-execu ted at the ti me of such 16. Exit Intuview. If and when I depart from the Company, I may be requi red to attend an exit interview and sign an "Em ployee Exit Acknow ledgemen t" to reaffirm m y acceptance a nd acknow ledgement of the obligations set forth in this Agreement. For twelve (12) m onths foll ow ing termination of m y empl oym ent, I will notifY the Compan y of any change in m y add ress and of each su bseq uent employment or busi ness acti v ity, i ncludi ng the na me and address of my em ployer or other post-Compa n y employment plans and the nature of m y acti v iti es. 17. Disclosure dul"ing the Restricted Period. Du ring the Restri cted Period, I will (i) provide a copy

NON-COMPETITION,NON-SOLICITATION,CONFIDENTIALITY AND ASSIGNMENT AGREEMENT I UNDERSTAND THAT THIS AGREEMENT AFFECTS IMPORTANT RIGHTS. BY SIGNING BELOW, I CERTIFY THAT 1 HAVE READ THIS AGREEMENT CAREFULLY AND AM SATISFIED THAT I UNDERSTAN D IT COMPLETELY. n fN WLTNESS WHEREO F, the undersigned has executed this Agreement as a sea led instrum ent as of the tde set forth below.az S1gned: ---d EianY.fi

NON-COMPETITION, NON-SOLI CITATION, CONFIDENTIALITY AND ASSI GN MENT AGREEMENT APPENDJX A To: From : Date: Schola r Rock, Inc. Elan Z. Ezickson f"tJq ( &'r J...v I<j SUBJECT: Prior fnventions The following i s a complete list of all inventions or improvements relevant to the subject matter of my em ployment by the Compan y that have been made or concei ved or first reduced to practice by me alone or jointly w ith others prior to my engagement by the Company: No in ventions or im provements See below: !)tl 0 0 Add i tional sheets attached The following is a list of all patents and patent applications in wh ich I have been named as an inventor: :!8:, 0 None See below: